                                                                   EXHIBIT 10.89

                                RAILAMERICA, INC.
                           LONG TERM INCENTIVE PROGRAM


SECTION 1.        IN GENERAL

         The Compensation Committee of the Board of Directors of RailAmerica, Inc. has established this Long-Term Incentive Program (the "Program") pursuant to and subject to all the terms, provisions and conditions of the Company's 1998 Executive Incentive Compensation Plan, as may be amended from time to time (the "Plan"). Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.

SECTION 2.        PURPOSE OF PROGRAM

         The purpose of the Program is to assist the Company in motivating, retaining and rewarding high-quality executives and other key employees, by providing such persons with long term performance incentives in an effort to expend their maximum efforts in furtherance of the success of the business of the Company and its Subsidiaries.

SECTION 3.        DEFINITIONS AND TERMS

         3.1. Accounting Terms. Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles.

         3.2. Specific Terms. The following words and phrases as used herein shall have the following meanings:

                  "Base Salary" with respect to any Performance Period means the base annualized salary paid by the Employer to a Participant as of the first day of such Performance Period, exclusive of any commissions or other actual or imputed income from any Employer-provided benefits or perquisites, but prior to any reductions for salary deferred pursuant to any deferred compensation plan or for contributions to a plan qualifying under Section 401(k) of the Code or contributions to a cafeteria plan under Section 125 of the Code.

                  "Business Criteria" means EPS.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Committee" means the Compensation Committee which has been established to administer the Program in accordance with the terms of the Plan and Section 3.1 of this Program.

                  "Company" means RailAmerica, Inc. and any successor whether by merger, ownership of all or substantially all of its assets or otherwise.

                  "Covered Employee" shall have the same meaning as indicated in
         Section 2(k) of the Plan.

                  "Effective Date" means January 1, 2001.

                  "EPS" for any Year means Generally Accepted Accounting Principles (GAAP) earnings per share of the Company as reported in the Company's Consolidated Statement of Income set forth in the audited annual financial statements of the Company for the Year with such adjustments included in the Company's year-end earnings per share as filed with the SEC on Form 8-K.

                  "Employer" means the Company and/or any of its Subsidiaries.

                  "Executive" means a key employee (including any officer) of the Employer who is selected by the Committee or the Chief Executive Officer, in its or his sole discretion, to participate in this Program. The Committee may, in its sole discretion, require that an Executive own a specific number or percentage of the Company's common stock in order to participate in this Program.

                  "Participant" means an Executive selected to participate in the Plan by the Committee or the CEO, and shall include both Tier I Participants and Tier II-A and II-B Participants. The Committee shall set forth the names of the Participants selected on an exhibit to be attached hereto for each Performance Period.

                  "Participant Performance Award Formula" means the method of computing the specific amount(s) that may be earned by a Participant as a Performance Award for a Performance Period, which is timely set forth in writing by the Committee in accordance with Section 5.2 hereof. The Committee shall set forth such Participant Performance Award Formula on an exhibit to be attached hereto for each Performance Period.

                  "Performance Award" means a cash and/or stock payment or payment opportunity as the context requires.

                  "Performance Period" means a period of three (3) consecutive calendar years with respect to which the Performance Targets are set by the Committee. For purposes of this Program, the initial Performance Period shall mean the period commencing January 1, 2001 and ending December 31, 2003. A new Performance Period, with related Performance Award opportunities for selected participants, shall commence each January 1 thereafter during the term of the Program, unless otherwise determined by the Committee.

                  "Performance Target(s)" means the specific objective goal or goals (which may be cumulative and/or alternative) that are timely set in writing by the Committee for the Performance Period with respect to any one or more of the Business Criteria in accordance with Section 5.2 hereof. The Committee shall set forth such Performance Targets on an exhibit to be attached hereto for each Performance Period.

                  "Plan" means the Company's 1998 Executive Incentive Compensation Plan, as amended from time to time.

                  "Program" means the Company's Long Term Incentive Program. as amended from time to time.

                  "Section 162(m)" means Section 162(m) of the Code, and the regulations promulgated thereunder, all as amended from time to time.

                  "Tier I Participants" means those Participants designated by the Committee as Tier I Participants for a Performance Period as indicated on Exhibit A attached hereto.

                  "Tier II-A Participants" means those Participants designated by the Committee as Tier II-A Participants for a Performance Period as indicated on Exhibit A attached hereto.

                  "Tier II-B Participants" means those Participants designated by the Committee as Tier II-B Participants for a Performance Period as indicated on Exhibit A attached hereto.

                  "Year" means any one or more calendar years commencing on or after January 1, 2001.

SECTION 4.        ADMINISTRATION OF THE PROGRAM

         4.1. The Committee. The Program shall be administered by the Committee as set forth and pursuant to the terms and conditions set forth in the Plan (specifically, Section 8 of the Plan) and in this Program.

         4.2. Powers of the Committee; Powers of the Chief Executive Officer. In accordance with the terms and conditions of Section 8 of the Plan, the Committee shall have the sole authority to establish and administer the Performance Target(s) and the responsibility of determining from among the Executives those persons who will participate in and receive Performance Awards under the Program and, subject to Sections 5 and 6 of the Program, the amount of such Performance Awards and shall otherwise be responsible for the administration of the Program, in accordance with its terms. Notwithstanding the foregoing, the Chief Executive Officer of the Company shall have the authority to select up to twenty (20) Executives to participate in the Program, provided that none of the Executives selected by the Chief Executive Officer are Covered Executives. The Committee shall have the authority to construe and interpret the Program (except as otherwise provided herein) and any agreement or other document relating to any Performance Awards under the Program, may adopt rules and regulations governing the administration of the Program, and shall exercise all other duties and powers conferred on it by the Program and the Plan, or which are incidental or ancillary thereto. For each Performance Period, the Committee shall determine, at the time the Business Criteria and the Performance Target(s) are set, those Executives who are selected as Participants in the Program.

         4.3. Requisite Action. A majority (but not fewer than two) of the members of the Committee shall constitute a quorum. The vote of a majority of those present at a meeting at which a quorum is present or the unanimous written consent of the Committee shall constitute action by the Committee.

         4.4. Express Authority (and Limitations on Authority) to Change Terms and Conditions of Performance Awards. Without limiting the Committee's authority under other provisions of the Plan, but subject to any express limitations of the Plan and Section 6.8 hereof, the Committee shall have the authority to accelerate the payment of a Performance Award (after the attainment of the applicable Performance Target(s)) and to waive restrictive conditions for a Performance Award (including any forfeiture conditions, but not Performance Target(s)), in such circumstances as the Committee deems appropriate. In the case of any acceleration of the payment of a Performance Award after the attainment of the applicable Performance Target(s), the amount payable shall be discounted to its present value using an interest rate equal to Moody's Average Corporate Bond Yield for the month preceding the month in which such acceleration occurs.

SECTION 5.        PERFORMANCE AWARD PROVISIONS

         5.1. Provision for Performance Awards. Each Participant may receive a Performance Award if and only if the Performance Target(s) established by the Committee, relative to the applicable Business Criteria, are attained. The applicable Performance Period and Performance Target(s) shall be determined by the Committee consistent with the terms of the Plan, this Program and Section 162(m). Notwithstanding the fact that the Performance Target(s) have been attained, the Employer may pay a Performance Award of less than the amount determined by the formula or standard established pursuant to Section 5.2 or may pay no Performance Award at all, unless the Committee expressly provides otherwise by written contract or other written commitment.

         5.2. Selection of Performance Target(s) and Participant Performance Award Formulas. The specific Performance Target(s) with respect to the Business Criteria must be established by the Committee in advance of the deadlines applicable under Section 162(m) and while the performance relating to the Performance Target(s) remains substantially uncertain within the meaning of
Section 162(m). At the time the Performance Target(s) are selected, the Committee shall provide, in terms of an objective formula or standard (the "Participant Performance Award Formula") for each Participant, and for any person who may become a Participant after the Performance Target(s) are set, the method of computing the specific amount that will represent the maximum amount of Performance Award payable to the Participant if the Performance Target(s) are attained, subject to Sections 5.1, 5.3, 5.8, 6.1 and 6.8.

         5.3. Maximum Individual Performance Awards. Notwithstanding any other provision hereof, no Participant shall receive a Performance Award under the Plan for any Performance Period in excess of $2,000,000.

         5.4. Selection of Participants. For each Performance Period, the Committee shall determine, at the time the Business Criteria and the Performance Target(s) are set, those Executives who will participate in the Plan.

         5.5. Effect of Mid-Year Commencement of Service. To the extent compatible with Sections 5.2 and 6.8, if services as an Executive commence after the adoption of the Plan and the Performance Target(s) are established for a Performance Period, the Committee may grant a Performance Award that is proportionately adjusted based on the period of actual service during the Performance Period; the amount of any Performance Award paid to such person shall not exceed that proportionate amount.

         5.6. Termination of Employment During Performance Period. Except as otherwise determined herein or by the Committee or required by applicable law, no Performance Award shall be payable to a Participant unless the Participant is employed by the Employer on the last day of the Performance Period for which the Performance Award is otherwise payable. Notwithstanding the foregoing, if a Participant's employment with the Employer terminates prior to the last day of a Performance Period for one of the reasons set forth below in this Section 5.6, the Committee may, in its sole discretion, pay to a Participant (or the Participant's estate in the event of the Participant's death) a pro rata portion of the Performance Award to be earned by a Participant with respect to such Performance Period. In the event that the Committee determines to pay a pro rata Performance Award to a Participant, such pro rata amount shall be determined as follows: at the end of the Performance Period, the Committee shall calculate the Participant's Performance Award as if he or she remained employed by the Employer for the entire Performance Period (the "Potential Award"), and then the Committee shall determine the actual amount payable to the Participant for such Performance Period by multiplying the Potential Award amount by a fraction, the numerator of which shall equal the number of full calendar months of the Participant's actual employment with the Employer during the Performance Period, and the denominator of which shall equal thirty-six (36). The Committee may exercise its discretion to pay or not pay Participants whose employment terminates during the Performance Period a pro rata portion of their Performance Award pursuant to this Section 5.6 on a case by case basis, and its decisions need not be uniform or consistent among similarly situated Participants. Any amounts payable to a Participant pursuant to this Section 5.6 shall not be paid until after the end of the Performance Period in accordance with Section 5.10 hereof. The reasons for termination of employment subject to this Section 5.6 are: (a) the Participant's death; (b) a Disability suffered by the Participant;
(c) the termination of the Participant's employment with the Employer by the Employer without Cause; (d) the Participant retires at "normal retirement age", which for this purpose shall mean age 65; or (e) the termination of the Participant's employment with the Employer on or after the date on which a Change in Control of the Company occurs for any reason other than by the Employer for Cause.

         5.7. Accounting Changes. Subject to Section 6.8, if, after the Performance Target(s) are established for a Performance Period, a change occurs in the applicable accounting principles or practices, the amount of the Performance Awards paid under this Program for such Performance Period shall be determined without regard to such change.

         5.8. Committee Discretion to Determine Performance Awards. The Committee has the sole discretion to determine the standard or formula pursuant to which each Participant's Performance Award shall be calculated (in accordance with Section 5.2), whether all or any portion of the amount so calculated will be paid, and the specific amount (if any) to be paid to each Participant, subject in all cases to the terms, conditions and limits of the Plan, this Program and of any other written commitment authorized by the Committee. To this same extent, the Committee may at any time establish additional conditions and terms of payment of Performance Awards (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of the Plan and this Program, and may take into account such other factors as it deems appropriate in administering any aspect of this Program. The Committee may not, however, increase the maximum amount permitted to be paid to any individual under Section 5.2 or 5.3 of the Program or award a Performance Award under this Program if the applicable Performance Target(s) have not been satisfied.

         5.9. Committee Certification. No Participant shall receive any payment under this Program unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Plan and this Program, and that the Performance Target(s) and any other material terms previously established by the Committee or set forth in this Program were in fact satisfied.

         5.10. Time of Payment. Any Performance Awards granted by the Committee under this Program shall be paid to Participants within six (6) months following the Committee's determinations under this Section 5 and the certification of the Committee's findings under Section 5.9. A Performance Award payable to a Participant shall be made in the following manner: (a) fifty percent (50%) of the total Performance Award earned shall be payable in cash or cash equivalents, and (b) the remaining fifty percent (50%) shall be payable in shares of common stock of the Company, subject to applicable withholding requirements. The number of shares of common stock of the Company payable to a Participant with respect to a Performance Award shall be based upon the Fair Market Value (as defined in the Plan) of a share of common stock of the Company as of the time of payment of such Performance Award as set forth in this Section
5.10. Notwithstanding the foregoing, the Committee, in its sole discretion (but subject to any prior written commitments and to any conditions consistent with
Section 6.8 that it deems appropriate), may defer the payout or vesting of any Performance Award. In the case of the delay of a Performance Award otherwise payable at or after the attainment and certification of the applicable Performance Target(s), any additional amount payable shall be based on Moody's Average Corporate Bond Yield over the deferral period.

SECTION 6.        GENERAL PROVISIONS

         6.1. No Right to Performance Awards or Continued Employment. Neither the establishment of the Plan, this Program nor the provision for or payment of any amounts hereunder nor any action of the Employer, the Board of Directors of the Company or the Committee in respect of the Program, shall be held or construed to confer upon any person any legal right to receive, or any interest in, a Performance Award or any other benefit under this Program, or any legal right to be continued in the employ of the Employer. The Employer expressly reserves any and all rights to discharge an Executive in its sole discretion, without liability of any person, entity or governing body under the Plan, this Program or otherwise, except to the extent otherwise provided in any written employment agreement between the Employer and the Executive.

         6.2. Discretion of Company, Board of Directors and Committee. Any decision made or action taken by the Company or by the Board of Directors of the Company or by the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation and effect of this Program shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. No member of the Committee shall have any liability for actions taken or omitted under the Plan by the member or any other person.

         6.3. Absence of Liability. A member of the Board of Directors of the Company or a member of the Committee or any officer of the Company shall not be liable for any act or inaction hereunder, whether of commission or omission.

         6.4. No Funding of Plan. The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to Participants under this Program. This Program shall constitute an "unfunded" plan of the Company. The Company shall not, by any provisions of the Program or the Plan, be deemed to be a trustee of any property, and any obligations of the Company to any Participant under the Program shall be those of a debtor and any rights of any Participant or former Participant shall be limited to those of a general unsecured creditor.

         6.5. Non-Transferability of Benefits and Interests. Except as expressly provided by the Committee, no benefit payable under this Program shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Participant or former Participant. This Section 6.5 shall not apply to an assignment of a contingency or payment due after the death of the Executive to the deceased Executive's legal representative or beneficiary.

         6.6. Law to Govern. All questions pertaining to the construction, regulation, validity and effect of the provisions of this Program shall be determined in accordance with the laws of the State of Florida.

         6.7. Non-Exclusivity. Subject to Section 6.8, this Program does not limit the authority of the Employer, the Board or the Committee to grant awards or authorize any other compensation under any other plan or authority, including, without limitation, awards or other compensation based on the same Performance Target(s) used under this Program. In addition, Executives not selected to participate in this Program may participate in other plans of the Employer.

         6.8. Section 162(m) Conditions; Bifurcation of Program. It is the intent of the Company that the Program and Performance Awards paid hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be persons whose compensation is subject to Section 162(m), satisfies any applicable requirements as performance-based compensation. Any provision, application or interpretation of this Program inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded. Notwithstanding anything to the contrary in the Program or in the Plan, the provisions of the Program may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of the Program or any Performance Awards intended or required in order to satisfy the applicable requirements of Section 162(m) are only applicable to persons whose compensation is subject to Section 162(m).

         6.9. Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the EPS of the Company such that an adjustment is determined by the Committee to be necessary or appropriate in order to maintain the levels of benefits intended to be provided to the Participants under the Program, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the Performance Targets in respect of any outstanding Performance Awards, (ii) the Business Criteria in respect of any outstanding Performance Awards, and (iii) the Participant Performance Award Targets in respect of any outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Performance Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant. In no event, however, shall any adjustment pursuant to this
Section 6.9 be authorized or made if and to the extent that such authority or the making of such adjustment would cause Performance Awards to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

SECTION 7.        AMENDMENTS, SUSPENSION OR TERMINATION OF PROGRAM

         The Board of Directors or the Committee may from time to time amend, suspend or terminate in whole or in part, and if suspended or terminated, may reinstate, any or all of the provisions of the Program. Notwithstanding the foregoing, no amendment may be effective without Board of Directors and/or shareholder approval if such approval is necessary to comply with the applicable rules under Section 162(m) of the Code. No additional Performance Awards may be awarded hereunder after termination of the Program. Upon termination of the Program, the Committee shall determine, in its sole discretion, to either

                  (a) terminate all then outstanding Performance Awards as of the date of termination of the Program (the "Termination Date"), and pay to each Participant, within thirty (30) days thereafter and in the manner set forth in Section 5.10 hereof, a pro rata portion of his or her then outstanding Performance Award(s) for each outstanding Performance Period, such pro rata amount to be determined as follows: as of the Termination Date, the Committee shall calculate the Participant's Performance Award by treating the Performance Period as ending on the Termination Date for purposes of applying the Participant Performance Award Formula (the "Potential Award"), and the Committee shall determine the actual amount payable to the Participant for such Performance Period by multiplying the Potential Award amount, as so determined, by a fraction, the numerator of which shall equal the number of full calendar months during the shortened Performance Period, and the denominator of which shall equal thirty-six (36); or

                  (b) continue the Performance Period(s) then outstanding and continue to pay any Performance Awards then outstanding on the date of termination, after the end of the Performance Period(s) and in the same manner as if the Program had not been terminated.

                                RAILAMERICA, INC.
                           LONG TERM INCENTIVE PROGRAM

                                EXHIBIT A--PLAN 1

          PERFORMANCE PERIOD: JANUARY 1, 2001 THROUGH DECEMBER 31, 2003


BUSINESS CRITERIA:         GROWTH IN EARNINGS PER SHARE (EPS), COMPOUNDED ON AN
                           ANNUAL BASIS OVER THE PERFORMANCE PERIOD (THE "EPS
                           GROWTH")

EPS BASE YEAR:             FY 2000 EPS = $.74

PERFORMANCE TARGETS:

                  MINIMUM                 TARGET                 MAXIMUM
              (8% EPS GROWTH)        (10% EPS GROWTH)       (12% EPS GROWTH)
              ---------------        ----------------       ----------------
FY 2001            $0.80                  $0.81                   $0.83
FY 2002            $0.86                  $0.90                   $0.93
FY 2003            $0.93                  $0.98                   $1.04


PARTICIPANT PERFORMANCE AWARD FORMULA (THE "PARTICIPANT OPPORTUNITY"):

      PERFORMANCE TARGETS (EPS GROWTH)                   TIER I PARTICIPANTS
      --------------------------------                   -------------------
          MINIMUM (8% EPS GROWTH)                         75% OF BASE SALARY
          TARGET (10% EPS GROWTH)                        100% OF BASE SALARY
          MAXIMUM (12% EPS GROWTH)                       125% OF BASE SALARY

- A MINIMUM OF 8% EPS GROWTH IS REQUIRED FOR PAYOUTS OF ANY PERFORMANCE AWARDS FOR THE ABOVE SPECIFIED PERFORMANCE PERIOD.

- THE PARTICIPANT OPPORTUNITY IS CAPPED AT 12% EPS GROWTH FOR THE ABOVE SPECIFIED PERFORMANCE PERIOD.

- THE TABLE ABOVE ILLUSTRATES THE PARTICIPANT OPPORTUNITY (BY TIERS) FOR THREE EPS GROWTH RESULTS LEVELS. IN THE EVENT THAT THE EPS GROWTH FALLS IN BETWEEN THESE LEVELS, THE PARTICIPANT OPPORTUNITY SHALL BE INTERPOLATED USING A STRAIGHT-LINE CALCULATION.

PARTICIPANTS:

                               TIER 1 PARTICIPANTS

     NAME                                        TITLE
     ----                                        -----
GARY O. MARINO            CHAIRMAN/PRESIDENT/CHIEF EXECUTIVE OFFICER
DONALD D. REDFEARN        EVP/CHIEF ADMINISTRATIVE OFFICER
GARY SPIEGEL              EVP/CHIEF OPERATING OFFICER--NORTH AMERICAN RAIL GROUP

                                RAILAMERICA, INC.
                           LONG TERM INCENTIVE PROGRAM

                                EXHIBIT B--PLAN 2

          PERFORMANCE PERIOD: JANUARY 1, 2002 THROUGH DECEMBER 31, 2004


BUSINESS CRITERIA:         GROWTH IN EARNINGS PER SHARE (EPS), COMPOUNDED ON AN
                           ANNUAL BASIS OVER THE PERFORMANCE PERIOD (THE "EPS
                           GROWTH")

EPS BASE YEAR:             FY 2001 EPS = $.72

PERFORMANCE TARGETS:

                 MINIMUM                TARGET                 MAXIMUM
             (8% EPS GROWTH)       (10% EPS GROWTH)       (12% EPS GROWTH)
             ---------------       ----------------       ----------------
FY 2002           $0.78                 $0.79                   $0.81
FY 2003           $0.84                 $0.87                   $0.90
FY 2004           $0.91                 $0.96                   $1.01


PARTICIPANT PERFORMANCE AWARD FORMULA (THE "PARTICIPANT OPPORTUNITY"):

      PERFORMANCE TARGETS (EPS GROWTH)                   TIER I PARTICIPANTS
      --------------------------------                   -------------------
          MINIMUM (8% EPS GROWTH)                         75% OF BASE SALARY
          TARGET (10% EPS GROWTH)                        100% OF BASE SALARY
          MAXIMUM (12% EPS GROWTH)                       125% OF BASE SALARY

- A MINIMUM OF 8% EPS GROWTH IS REQUIRED FOR PAYOUTS OF ANY PERFORMANCE AWARDS FOR THE ABOVE SPECIFIED PERFORMANCE PERIOD.

- THE PARTICIPANT OPPORTUNITY IS CAPPED AT 12% EPS GROWTH FOR THE ABOVE SPECIFIED PERFORMANCE PERIOD.

- THE TABLE ABOVE ILLUSTRATES THE PARTICIPANT OPPORTUNITY (BY TIERS) FOR THREE EPS GROWTH RESULTS LEVELS. IN THE EVENT THAT THE EPS GROWTH FALLS IN BETWEEN THESE LEVELS, THE PARTICIPANT OPPORTUNITY SHALL BE INTERPOLATED USING A STRAIGHT-LINE CALCULATION.

PARTICIPANTS:

                               TIER 1 PARTICIPANTS

    NAME                                      TITLE
    ----                                      -----
GARY O. MARINO          CHAIRMAN/PRESIDENT/CHIEF EXECUTIVE OFFICER
DONALD D. REDFEARN      EVP/CHIEF ADMINISTRATIVE OFFICER
GARY SPIEGEL            EVP/CHIEF OPERATING OFFICER--NORTH AMERICAN RAIL GROUP

                                RAILAMERICA, INC.
                           LONG TERM INCENTIVE PROGRAM

                                EXHIBIT C--PLAN 3

          PERFORMANCE PERIOD: JANUARY 1, 2003 THROUGH DECEMBER 31, 2005


BUSINESS CRITERIA:         GROWTH IN EARNINGS PER SHARE (EPS), COMPOUNDED ON AN
                           ANNUAL BASIS OVER THE PERFORMANCE PERIOD (THE "EPS
                           GROWTH")

EPS BASE YEAR:             FY 2002 EPS = $.75

PERFORMANCE TARGETS:

                    MINIMUM                TARGET                MAXIMUM
                (8% EPS GROWTH)       (10% EPS GROWTH)      (12% EPS GROWTH)
                ---------------       ----------------      ----------------
FY 2003              $0.81                 $0.83                  $0.84
FY 2004              $0.87                 $0.91                  $0.94
FY 2005              $0.94                 $1.00                  $1.05


PARTICIPANT PERFORMANCE AWARD FORMULA (THE "PARTICIPANT OPPORTUNITY"):

      PERFORMANCE TARGETS (EPS GROWTH)                   TIER I PARTICIPANTS
      --------------------------------                   -------------------
          MINIMUM (8% EPS GROWTH)                         75% OF BASE SALARY
          TARGET (10% EPS GROWTH)                        100% OF BASE SALARY
          MAXIMUM (12% EPS GROWTH)                       125% OF BASE SALARY

- A MINIMUM OF 8% EPS GROWTH IS REQUIRED FOR PAYOUTS OF ANY PERFORMANCE AWARDS FOR THE ABOVE SPECIFIED PERFORMANCE PERIOD.

- THE PARTICIPANT OPPORTUNITY IS CAPPED AT 12% EPS GROWTH FOR THE ABOVE SPECIFIED PERFORMANCE PERIOD.

- THE TABLE ABOVE ILLUSTRATES THE PARTICIPANT OPPORTUNITY (BY TIERS) FOR THREE EPS GROWTH RESULTS LEVELS. IN THE EVENT THAT THE EPS GROWTH FALLS IN BETWEEN THESE LEVELS, THE PARTICIPANT OPPORTUNITY SHALL BE INTERPOLATED USING A STRAIGHT-LINE CALCULATION.

PARTICIPANTS:


                               TIER 1 PARTICIPANTS

     NAME                                     TITLE
     ----                                     -----
GARY O. MARINO         CHAIRMAN/PRESIDENT/CHIEF EXECUTIVE OFFICER
DONALD D. REDFEARN     EVP/CHIEF ADMINISTRATIVE OFFICER
GARY SPIEGEL           EVP/CHIEF OPERATING OFFICER--NORTH AMERICAN RAIL GROUP
MICHAEL HOWE           SVP/CHIEF FINANCIAL OFFICER